                                                    AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                                                44 Church Street
                                                            Hamilton HM HX, Bermuda
                                                            _______________________

                                           NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                                            To Be Held June 19, 2006
                                                            _______________________

The Annual General Meeting of Shareholders of American Safety Insurance Holdings, Ltd. will be held at the Southampton Princess Hotel, Southampton, Bermuda on Monday, June 19, 2006, at 9:00 a.m. local time, for the following purposes:

1.     To elect four members to the Company’s Board of Directors to serve three year terms expiring at the 2009 Annual General Meeting of Shareholders (Proposal 1).

2.     To ratify the Audit Committee’s appointment of BDO Seidman LLP as independent registered public accountants for the fiscal year ending December 31, 2006 (Proposal 2).

The Board of Directors has set April 17, 2006 as the record date for the Annual General Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual General Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS LISTED ABOVE AND MORE PARTICULARLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING, PLEASE VOTE BY MARKING EACH PROPOSAL, THEN SIGNING AND MAILING THE PROXY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL GENERAL MEETING.

                                                     By Order of the Board of Directors
                                                     /s/ Dorothy J. Giglio
                                                     Dorothy J. Giglio, Secretary

         May 5, 2006

                                               AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

                                                        _______________________

                                                            PROXY STATEMENT
                                                Annual General Meeting of Shareholders
                                                       To Be Held June 19, 2006

                                                     PROXY SOLICITATION AND VOTING

General

        This Proxy Statement is being furnished in connection with the Board of Director’s solicitation of proxies from the shareholders of American Safety Insurance Holdings, Ltd. for use at the Annual General Meeting of Shareholders.

        The Company is a specialty insurance holding company organized under the laws of Bermuda that, through its subsidiaries, develops, underwrites, manages and markets primary casualty insurance and reinsurance programs in the alternative insurance market in all 50 states for environmental remediation, contracting and other specialty risks. Unless otherwise indicated by the context, the term “Company” or “American Safety” shall refer to American Safety Insurance Holdings, Ltd. and its subsidiaries.

        The enclosed proxy is for use at the Annual General Meeting if a shareholder is unable to attend the Annual General Meeting in person or wishes to have his shares voted by proxy, even if he attends the Annual General Meeting. The person giving a proxy may revoke it at any time before its exercise, by notice to the Secretary of the Company, by submitting a proxy having a later date, or by appearing at the Annual General Meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before their exercise, will be voted in the manner specified therein. If a proxy is signed and no specification is made, the shares represented by the proxy will be voted FOR the proposed nominees for election as directors and FOR the other proposal described in this Proxy Statement and in accordance with the best judgment of the persons exercising the proxy with respect to any other matters presented for action at the Annual General Meeting.

        This Proxy Statement and the enclosed proxy are being mailed to the Company’s shareholders on or about May 5, 2006.

Record Date and Outstanding Shares

        The Board of Directors set April 17, 2006 as the record date for the Annual General Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual General Meeting. As of the record date, there were 6,817,331 common shares of the Company issued and outstanding.

Quorum and Voting Rights

        A quorum for the transaction of business at the Annual General Meeting consists of the holders of at least one-third of the outstanding common shares of the Company entitled to vote at the Annual General Meeting present in person or represented by proxy.

        Each holder of common shares of the Company is entitled to one vote per share on each matter to come before the Annual General Meeting, other than a holder subject to the 9.5% voting limitation as set forth in the Company’s Bye-Laws. Each of the Proposals requires the affirmative vote of a majority of the common shares of the Company present in person or represented by proxy at the Annual General Meeting. The Company does not have cumulative voting.

        Abstentions and “broker non-votes” are not counted in determining the number of votes cast in connection with the matters presented for action at the Annual General Meeting. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        Under New York Stock Exchange rules, brokers or other nominees who are New York Stock Exchange members are expected to have discretionary voting power for the election of directors (Proposal 1) and the ratification of the independent accountants (Proposal 2). Accordingly, abstentions and broker non-votes (if any) with respect to Proposals 1 and 2 will not be counted as votes cast and will have no affect on the result of the vote, although they will count toward the presence of a quorum.

Solicitation of Proxies

        In addition to this solicitation by mail, the officers and employees of the Company, without additional compensation, may solicit proxies in favor of the Proposals, if deemed appropriate, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the common shares of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of proxies for the Annual General Meeting will be borne by the Company.

ELECTION OF DIRECTORS

(Proposal 1)

General

        The members of the Board of Directors of the Company are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class serving three year terms, and the shareholders of the Company electing one class annually. The Board of Directors presently consists of nine members.

        The Board of Directors has nominated four persons for election at the Annual General Meeting as directors of the Company to serve three year terms which will expire in 2009 (Proposal 1). Three of the nominees are presently directors of the Company. The terms of the other directors of the Company who are not up for election will continue as set forth below. Each nominee has agreed to his nomination and to serve as a director, if elected. If for any reason any nominee should become unable or unwilling to accept nomination or election, persons voting the proxies will vote for the election of another nominee designated by the Board of Directors. Management of the Company has no reason to believe that any nominee will not serve, if elected.

        Set forth below is information about each nominee for election as a director, and each incumbent director whose term of office expires in 2007 or 2008. The ages indicated below are current as of the date hereof.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR THREE-YEAR TERM EXPIRING IN 2009

        Cody W. Birdwell, age 53, has served as a director of the Company since 1986 and as Chairman of the Board of Directors since 2004. Mr. Birdwell has been president of Houston Sunbelt Communities, L.C. in Houston, Texas, since 1993, which is engaged in subdivision and mobile home community development and sales. Mr. Birdwell has over 18 years of experience in general and environmental contracting.

        Steven L. Groot, age 56, served in various positions at Allstate Insurance Company in Northbrook, Illinois from 1970 to 2002, most recently as President of Direct Distribution and e-Commerce and as a member of its board of directors. Mr. Groot has over 35 years of experience in the insurance industry.

        Frank D. Lackner, age 37, has been a director of the Company since 2004. Since 2001, Mr. Lackner has been a managing director with Torsiello Capital Partners LLC in New York, New York, engaged in providing investment banking and financial advisory services to the global insurance and financial services industry. From 1998 to 2001, Mr. Lackner was co-founder and president of RiskContinuum, Inc., an online reinsurance exchange start-up venture established to facilitate reinsurance opportunities for insurance brokers, corporate risk managers, insurance and reinsurance companies, which has ceased operations. From 1993 to 1997, he was a vice president with Insurance Partners L.P., a private equity investment partnership specializing in financial services. From 1992 to 1993, Mr. Lackner was an assistant underwriter with Centre Reinsurance Companies, a subsidiary of Zurich Financial Services, engaged in finite risk reinsurance and insurance transactions. Prior to joining Centre Re, Mr. Lackner was an investment banking analyst in the insurance group at Donaldson, Lufkin & Jenrette Securities Corp. from 1990 to 1992. Mr. Lackner has over 16 years experience in the insurance and reinsurance industry.

        Thomas W. Mueller, age 52, has served as a director of the Company since 1986. Mr. Mueller has been vice president of Cardinal Industrial Insulation Co., Inc. in Louisville, Kentucky, since 1975, which is engaged in industrial insulation and asbestos and sound abatement. Mr. Mueller has over 29 years experience in construction business.

MEMBERS OF THE BOARD OF DIRECTORS WHOSE TERMS EXPIRE IN 2007

        William O. Mauldin, Jr., age 65, has served as a director of the Company since 1986. Mr. Mauldin has been president of Midwest Materials Co. in Springfield, Missouri since 1975, which is engaged in insulation and cold storage contracting. Mr. Mauldin has over 37 years experience in the construction business.

        William A. Robbie, age 55, began serving as a director of the Company in 2005. Mr. Robbie provides financial advisory services to the insurance industry through his own firm since December 2004. From November 2002 to November 2004, Mr. Robbie was the Executive Vice President and Chief Financial Officer of Platinum Underwriters Holdings Ltd., a property and casualty reinsurance company in Bermuda. From August 2002 to November 2002, Mr. Robbie held the same position for St. Paul Re. From 1997 to 2002, Mr. Robbie held various positions with XL Capital Ltd. and its subsidiaries including Executive Vice President-Global Financial Services, Senior Vice President –Treasurer, and Executive Vice President, Chief Financial & Administrative Officer of XL Re, Ltd. From 1977 to 1997 Mr. Robbie held executive financial positions with Prudential AARP Operations, Continental Insurance Companies, Monarch Life Insurance and Aetna Life and Casualty. Previously, Mr. Robbie was an auditor with an international public accounting firm for three years. He is a certified public accountant. Mr. Robbie has over 27 years experience in the insurance and reinsurance industry.

        Jerome D. Weaver, age 51, has served as a director of the Company since 2001. Mr. Weaver has been chief executive officer of Specialty Systems, Inc. in Indianapolis, Indiana since 1996, which is engaged in general construction and asbestos abatement. He has been employed by Specialty Systems, Inc. since 1989 and has over 15 years experience in the construction business.

MEMBERS OF THE BOARD OF DIRECTORS WHOSE TERMS EXPIRE IN 2008

        David V. Brueggen, age 59, has served as a director of the Company since 1986. Mr. Brueggen is senior vice president of finance of Anson Industries, Inc. in Melrose Park, Illinois, which is engaged in drywall, acoustical and foam insulation contracting. Mr. Brueggen has been employed by Anson Industries, Inc. since 1982. Previously, he was an audit manager with an international public accounting firm for 10 years. Mr. Brueggen is a certified public accountant.

        Stephen R. Crim, age 42, became President and Chief Executive Officer of the Company in January 2003 and became President of the Company’s insurance and reinsurance operations in January 2002. Prior to becoming President and Chief Executive Officer, Mr. Crim was responsible for all of the Company’s underwriting functions since joining the Company in 1990. Previously, Mr. Crim was employed in the underwriting departments of Aetna Casualty and Surety Co. and The Hartford Insurance Co. between 1986 and 1990. Mr. Crim has over 19 years experience in the insurance industry.

        Lawrence I. Geneen, age 62, has served as a director of the Company since 2003. He is president and owner of an insurance risk management and strategic consulting firm in Scarsdale, New York. From 1999 to 2001, he was executive vice president and chief operating officer of American Management Association in New York, New York, which is engaged in management training and publishing. From 1997 to 1999, Mr. Geneen was a managing director of Marsh & McLennan, Inc. in New York, where he was responsible for global sales and client management leadership in its insurance brokerage business. From 1992 to 1997 he was a managing principal and owner of Johnson and Higgins, and from 1974 to 1992 he was employed in a number of executive sales positions and management positions in its insurance brokerage business. Mr. Geneen has over 39 years experience in the insurance business.

RATIFICATION OF AUDITORS

(Proposal 2)

        The Board of Directors requests that the shareholders of the Company ratify the Audit Committee’s reappointment of BDO Seidman LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2006.

        BDO Seidman LLP has served as the Company’s independent auditors since July 26, 2004. A representative of BDO Seidman LLP is expected to attend the Annual General Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2 TO RATIFY THE REAPPOINTMENT OF BDO SEIDMAN LLP.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

        The Board of Directors of the Company had six meetings and acted by unanimous consent one time during 2005. All directors attended at least 75% all of the meetings of the Board of Directors and the committees thereof on which they served during 2005.

Independence

        The New York Stock Exchange listing standards require listed companies to have a board of directors with at least a majority of independent directors. The Board of Directors has determined that each current director and each nominee for election, with the exception of Mr. Crim (who is currently employed by the Company), qualifies as an independent director. In determining each director’s independence, the Board of Directors did consider that Messrs. Brueggen, Mueller and Birdwell are directors of American Safety Risk Retention Group, Inc. This entity is consolidated with the Company for accounting purposes but, for purposes of independence analysis, is considered an affiliate of the Company rather than a subsidiary of the Company. The Board of Directors has determined that this relationship does not prevent these directors from being considered independent.

Committees of the Board of Directors

        The Board of Directors has established five standing committees: the audit committee, the compensation committee, the executive committee, the finance committee and the nominating and corporate governance committee.

        The audit committee is comprised of independent directors and reviews the scope of the Company’s audit, recommends to the Board of Directors the engagement of the independent registered public accounting firm, and reviews such firm’s reports. The audit committee operates pursuant to a written charter, a copy of which is available on our website, www.americansafetyinsurance.com in the “Corporate Governance” section. The current members of the audit committee are Messrs. Brueggen, Robbie (chairman) and Weaver. The Board of Directors has determined that each member of the audit committee is financially literate. The Board of Directors has determined that Mr. Robbie is qualified as an “audit committee financial expert” within the meaning of the Securities and Exchange Commission (“SEC”) regulations, and that he, therefore, meets the requirement under the New York Stock Exchange listing standards that at least one member of the audit committee have accounting or related financial management expertise. The audit committee held five meetings during 2005.

        The compensation committee is comprised of independent directors and recommends to the Board of Directors matters regarding executive compensation and stock options. The compensation committee operates pursuant to a written charter, a copy of which is available on our website, www.americansafetyinsurance.com in the “Corporate Governance” section. The current members of the compensation committee are Messrs. Geneen (chairman), Lackner and Mauldin. The compensation committee held two meetings during 2005.

        The executive committee exercises the general power and authority of the Board of Directors between meetings of the Board of Directors. The current members of the executive committee are Messrs. Birdwell (chairman), Brueggen, Crim, Mueller and Robbie. The executive committee held two meetings during 2005.

        The finance committee is comprised of independent directors and is responsible for recommending portfolio allocations to the Board of Directors, approving the Company’s guidelines which provide standards to ensure portfolio liquidity and safety, approving investment managers and custodians for portfolio assets, and considering other matters regarding the financial affairs of the Company. The current members of the finance committee are Messrs. Birdwell, Lackner (chairman) and Robbie. The finance committee held one meeting during 2005.

        The nominating and corporate governance committee is comprised of independent directors. The committee has as its purposes identifying individuals qualified to become members of the Board of Directors and recommending to the Board of Directors candidates for election or reelection as directors; monitoring and recommending corporate governance and other Board of Directors practices; and overseeing performance reviews of the Board of Directors, its committees and the individual members of the Board of Directors. The committee operates pursuant to a written charter, which is available on our website, www.americansafetyinsurance.com in the “Corporate Governance” section. The current members of the nominating and corporate governance committee are Messrs. Brueggen (chairman), Geneen and Mauldin. The nominating and corporate governance committee held two meetings in 2005.

        Shareholders may obtain a printed copy without charge of any of the committee charters referenced above upon written request to the Secretary of the Company, 44 Church Street, Hamilton HM HX, Bermuda.

Executive Sessions

        The independent directors meet in executive sessions, at which only independent directors are present, on a regularly scheduled basis at each meeting of the Board of Directors and as needed. Mr. Birdwell presides over the executive sessions of the Board of Directors.

Board of Directors Attendance at Annual General Meeting

        It is the policy of the Company and the Board of Directors that all directors attend the Annual General Meeting and be available for questions from shareholders, except in the case of unavoidable conflicts. All but one of the Company’s directors attended the 2005 Annual General Meeting of Shareholders.

Shareholder Communications to the Board of Directors

        Shareholders and other parties interested in communicating directly with the Company’s Board of Directors or any individual may contact them by writing c/o the Secretary of the Company, 44 Church Street, Hamilton HM HX, Bermuda. The Secretary will receive the correspondence and forward it to the individual director or directors to whom the correspondence is directed or the chairman of the nominating and corporate governance committee. The Secretary will not forward any correspondence that is unduly hostile, threatening, illegal, not reasonably related to the Company or its business or similarly inappropriate correspondence.

Consideration of Director Nominees

        The nominating and corporate governance committee has been delegated the task of seeking qualified candidates for directors and evaluating and recommending for subsequent ratification by the Board of Directors for nomination candidates for election or reelection as directors.

        With respect to the committee’s evaluation of director nominee candidates, the committee has no formal requirements or minimum standards for the individuals that it nominates. The committee evaluates each candidate for nomination to election to the Board of Directors based on certain minimum requisite qualifications set forth by the Board of Directors. Some factors that the committee generally views as relevant and is likely to consider in its evaluation of candidates include, but are not limited to:

|X|   Career experience, particularly experience germane to the Company's business;

|X|   Personal and professional ethics;

|X|   Expertise that may serve the Company and complement the expertise of other Board of Directors members;

|X|   Ability to devote significant time and effort to Board of Directors and Board of Directors committee responsibilities;

|X|   Whether the candidate is independent; and

|X|   Whether a candidate is financially literate or an "audit committee financial expert" (as defined by the SEC).

        The committee does not assign a particular weight to these individual factors. Rather, the committee looks for a mix of factors, when considered in combination with the expertise and credentials of the other candidates and the existing Board of Directors, that will provide shareholders with an experienced and diverse Board of Directors.

        With respect to the identification of nominee candidates, the committee does not have a formalized process. Instead, its members and the senior management of the Company generally recommend candidates of whom they are aware personally or by reputation. The Company historically has not utilized a recruiting firm to assist in the process, but may do so in the future.

        The nominating and corporate governance committee welcomes recommendations from shareholders. The nominating and corporate governance committee evaluates a candidate for director recommended by a shareholder in the same manner that the committee evaluates a candidate recommended by other means. In order to make a recommendation, the nominating and corporate governance committee asks that a shareholder send the nominating and corporate governance committee:

|X|   A resume for the candidate, detailing the candidate's work experience and credentials;
|X|   A written  confirmation  from the  candidate  that he or she (1) would like to be considered as a candidate and would serve if nominated and elected,  (2) consents to the  disclosure of his or her name, (3) is, or is not,  "independent"  as that term is defined in the charter of the nominating and corporate governance  committee,  and (4) has no plans to change or influence the control of the Company.
|X|   The name of the  recommending  shareholder  as it  appears in the  Company's  books,  the number of shares  that owned by that shareholder  and  written  confirmation  that  the  shareholder  consents  to the  disclosure  of his or  her  name.  (If  the recommending person is not a shareholder of record, he or she should provide proof of share ownership);
|X|   Personal and professional references, including contact information; and
|X|   Any other  information  relating to the  candidate  required to be  disclosed in a proxy  statement  for election of directors under Regulation 14A of the Securities Exchange Act of 1934 (the "Exchange Act").

        This information should be sent to the nominating and corporate governance committee, c/o Secretary, American Safety Insurance Holdings, Ltd., 44 Church Street, Hamilton HM HX, Bermuda, who will forward the information along to the chairman of the committee. In order to be considered at the 2007 Annual General Meeting of Shareholders, the Secretary must receive this information by December 29, 2006.

        In addition to the procedures described above for recommending prospective nominees, shareholders may directly nominate directors for consideration at the Annual General Meeting of Shareholders.

Director Compensation

        Pursuant to the Company’s 1998 Director Stock Award Plan, as amended, non-employee directors are awarded an annual retainer in the form of the common shares of the Company having a fair market value of $30,000. The shares are granted to the directors who are serving as directors immediately after each Annual General Meeting, and the fair market value of the common shares is determined as of that date. The shares vest as of the day immediately preceding the next Annual General Meeting following the date of grant.

        During 2005, non-employee directors also were paid $1,000 per day for attendance at each meeting of the Board of Directors and the committee on which they served. In addition, each of the Company’s directors also serves on the Board of Directors of American Safety Holdings Corp. and is paid $1,000 per day for attendance at meetings of the Board of Directors and the committees on which they served. Directors also are reimbursed for their reasonable travel expenses in connection with their service on the Board of Directors.

Code of Business Conduct and Ethics

        The Board of Directors has approved a Code of Business Conduct and Ethics in accordance with rules of the SEC and the New York Stock Exchange listing standards applicable to all directors, officers and employees, including the principal executive officers, principal financial officers, principal and senior accounting officers or controller, or person performing similar functions. The Code of Business Conduct and Ethics is intended to provide guidance to directors and management to assure compliance with law and promote ethical behavior. The Company’s Code of Business Conduct and Ethics is available on our website, www.americansafetyinsurance.com in the “Corporate Governance” section. Shareholders may request a printed copy of the Code of Business Conduct and Ethics upon written request to the Secretary of the Company, 44 Church Street, Hamilton HM HX Bermuda.

Corporate Governance Guidelines

        The Company is committed to having sound corporate governance practices, and the Board of Directors has adopted Corporate Governance Guidelines that provide a framework for the governance of the Company. The Board of Directors reviews these guidelines periodically and monitors developments in the area of corporate governance. Corporate Governance Guidelines are available on our website, www.americansafetyinsurance.com in the “Corporate Governance” section. Shareholders may request a printed copy without charge upon written request to the Secretary of the Company, 44 Church Street, Hamilton HM HX Bermuda.

Executive Officers

        The following summarizes the business experience over the last five years of the Company’s executive officers, other than Mr. Crim, whose business experience is described above in the section entitled “Nominees for Election to the Board of Directors.”

        Joseph D. Scollo, Jr., age 42, serves as Executive Vice President and Chief Operating Officer of the Company. Mr. Scollo served as Executive Vice President of the Company since January 2003 and served as Senior Vice President — Operations since November 1998. Previously, Mr. Scollo served as Senior Vice President — Operations of United Coastal Insurance Company, New Britain, Connecticut since 1989. Mr. Scollo has over 17 years of experience in the insurance industry. Mr. Scollo holds a certified public accountant certificate.

        William C. Tepe, age 48, serves as Chief Financial Officer of the Company. Mr. Tepe joined the Company with over 24 years of experience in accounting, financial reporting, financial planning and corporate development. Prior to joining the Company, Mr. Tepe was the Chief Financial Officer for GAB Robins Inc., an international insurance claims management and adjusting company. Mr. Tepe has also been employed in senior financial reporting and accounting positions within major property and casualty insurance companies such as W. R. Berkley Corp. and USF&G Corporation. Mr. Tepe is a certified public accountant.

        Steven B. Mathis, age 38, serves as Vice President — Planning and Treasurer. Previously, he served as Chief Financial Officer of the Company since August 1998. He also served as the Company’s Controller from 1992 to 1998. Mr. Mathis has over 16 years accounting experience in the insurance industry having held accounting positions with American Insurance Managers, Inc. and American Security Group.

Executive Compensation

        The following table sets forth information regarding the annual compensation paid to the Chief Executive Officer and the other most highly compensated executive officers of the Company (the “Named Executive Officers”) for services rendered to the Company during the years indicated:

                                                      Summary Compensation Table

  Name and Principal                            Annual                           Long Term              All Other
       Position          Year                Compensation                   Compensation Awards       Compensation(1)

                                                                         Restricted    Securities
                                   Base                  Other Annual       Stock        Options
                                  Salary      Bonus      Compensation      Awards        Granted

   Stephen R. Crim       2005    $360,000   $180,000        $20,000         ---           --              $8,400
   Chief Executive       2004    $325,000      --              --           ---          18,000           $6,500
     Officer and         2003    $290,000   $195,000           --           ---         107,000           $6,000
    President (2)

Joseph D. Scollo, Jr.    2005    $270,000    $135,000       $15,000         ---           --              $8,400
    Executive Vice       2004    $250,000      ---            --            ---         $12,000           $6,500
 President--Operations   2003    $239,583    $105,000         --            ---         $61,000           $6,000
         (3)

   William C. Tepe       2005    $40,157     $100,000         --             --         25,000              --
   Chief Financial
     Officer (4)

   Steven B. Mathis      2005    $173,250    $48,500          --            ---          5,000            $7,479
         Vice            2004    $166,750      ---            --            ---          9,000            $6,500
  President-Planning     2003    $150,000    $60,000          --            ---         23,000            $6,000
  and Treasurer (5)

(1)  Represents amounts accrued for contributions by the Company with respect to its 401(k) plan.
(2)  Mr. Crim's "Other Annual Compensation" for 2005 consists of $20,000 for annual insurance premiums paid by the Company.
(3)  Mr. Scollo became  Executive Vice President and Chief  Operating  Officer  effective  January 1, 2006. Mr.  Scollo's  "Other Annual
     Compensation" for 2005 consists of $15,000 for annual insurance premiums paid by the Company.
(4)  Mr. Tepe became Chief Financial Officer effective November 14, 2005.
(5)  Mr. Mathis became Vice President-Planning and Treasurer effective November 14, 2005.

Stock Option Plan

        The Company maintains the 1998 Incentive Stock Option Plan, as amended (the “Incentive Plan”), which is intended to further the interests of the Company and its shareholders by attracting, retaining and motivating officers, employees, consultants and advisors to participate in the long-term development of the Company through ownership of common shares. The Incentive Plan provides for the grant of stock options, which may be either non-qualified stock options or incentive stock options for tax purposes.

        The Incentive Plan is administered by the compensation committee of the Company’s Board of Directors. The compensation committee is authorized to determine the terms and conditions of all option grants, subject to the limitations set forth in the Incentive Plan. In accordance with the terms of the Incentive Plan, the option price per share shall not be less than the fair market value of the common shares on the date of grant, the term of any options granted may be no longer than ten years and there may or may not be a vesting period before any recipient may exercise any such options. The rights of recipients receiving these stock options generally vest equally over three years, beginning with the first anniversary date of grant, and expire ten years from the date of grant.

Stock Option Grants, Exercises and Year-End Values

        The following table sets forth information regarding stock option grants, exercises and year-end values as of December 31, 2005 by the Named Executive Officers identified in the Summary Compensation Table above. For more information, see the “Compensation Committee Report” found below.

                                                     Option Grants in 2005

                                           Percent of                                   Potential Realizable Value
                             Number of        Total                                     at Assumed Annual Rates of
                            Securities       Options                                   Stock Price Appreciation for
                            Underlying     Granted to      Exercise                             Option Term (1)
                              Options     Employees in     Price Per     Expiration           5%             10%
          Name                Granted         2005           Share          Date

William C. Tepe               25,000           81           $16.18        11/14/15      $254,388        $644,669

Steven B. Mathis               5,000           16           $16.72         9/22/15       $52,576        $133,237

(1)  The dollar amounts calculated  represent  hypothetical  values that may be realized upon exercise of the options immediately prior to the expiration of their term,  assuming that the stock price on the date of grant  appreciates at the specified annual rates of appreciation, compounded annually over the term of the option.  These calculations are based on rules promulgated by the SEC.

        The following table sets forth information regarding options exercised in 2005 and the number and value of exercised and unexercised stock options held as of December 31, 2005 by the Named Executive Officers identified in the Summary Compensation Table above.

                                    Aggregated Option Exercises in 2005 and Year-End Option Values

                        Number of
                         Shares                           Number of Securities            Value of Unexercised
                       Acquired on       Value           Underlying Unexercised               In-the-Money
      Name              Exercise        Realized          Options at Year-End            Options at Year-End (1)

                                                     Exercisable    Unexercisable    Exercisable     Unexercisable
Stephen R. Crim             0              0            127,000         101,000         $958,440        $794,570

Joseph D. Scollo,           0              0            58,000          54,000          $434,110        $420,780
Jr.
William C. Tepe             0              0               0            25,000             0             $14,000

Steven B. Mathis            0              0            43,000          23,000          $326,100        $131,860

(1)  The dollar value was calculated  determining the difference between the fair market value of the underlying securities at December
     31, 2005 ($16.74 per share) and the exercise price of the options.

Equity Compensation Plan Information

        The following table sets forth the information regarding securities to be issued upon the exercise of outstanding options and share awards, the weighted average price of such options and share awards and securities remaining available for the issuance, as of December 31, 2005.

                                                Equity Compensation Plan Information

                              Number of securities to       Weighted-average         Number of securities
                              be issued upon exercise       exercise price of       remaining available for
                              of outstanding options,     outstanding options,       issuance under equity
       Plan category            warrants and rights        warrants and rights        compensation plans
Equity compensation plans
approved by security                   881,433
holders(1)                                                         $8.62                      430,627
Equity compensation plans
approved by security                     7,815
holders(2)                                                          N/A                        55,357
Total                                  889,248                                                485,984

(1)      Includes securities available for future issuance under the 1998 Incentive Stock Option Plan.
(2)      The 7,815  represents  shares actually  issued to directors  under the 1998 Directors Stock Award Plan. The 55,357  represents the shares available for future awards under the 1998 Directors Stock Award Plan.

Compensation Committee Interlocks and Insider Participation

        The compensation committee, consisting of Mr. Geneen, Mr. Lackner and Mr. Mauldin, is made up of non-employee directors who have never served as executive officers of the Company. During 2005, none of the Company’s executive officers served on the board of directors of any entities whose directors or officers serve on the Company’s compensation committee.

COMPENSATION COMMITTEE REPORT

        The compensation committee of the Company’s Board of Directors is composed of three directors and recommends to the Board of Directors matters regarding executive compensation.

        The Committee meets semi-annually, and on an as needed basis, and provides regular reports to the Board of Directors.

        The compensation for each of the Company’s executive officers consists of a base salary, an annual discretionary bonus, stock options, health insurance and other benefits. The compensation committee generally reviews salary recommendations with the Company’s Chief Executive Officer with regard to Company executive officers and employees other than the Chief Executive Officer. The compensation committee reviews salary recommendations based upon an evaluation of the individual’s performance of the position held, the Company’s operating results, and the individual’s contribution to the Company’s operating results.

        The base salary is intended to be competitive with base salaries paid by other insurance companies to executives with similar qualifications, experience and responsibilities.

        In addition to the base salary, each executive is eligible for an annual discretionary bonus and a stock option bonus under the Company’s Incentive Compensation Plan. Pursuant to the Incentive Compensation Plan, participants are separated into groups, and the eligible bonus range target and maximum, as well as the eligible stock option amounts, are determined by group. The awards under the Incentive Compensation Plan are based on the achievement of goals and objectives established by the compensation committee each year which relate to (i) the Company’s performance in such areas as return on equity, (ii) individual performance and (iii) business unit performance.

        Executives are also eligible to receive stock options under the Company’s Incentive Plan. The intended purpose of granting stock options to the Company’s executives is to align the interests of each executive with the interests of the Company’s shareholders. Stock options are granted at the prevailing market price on the date of grant and would only have value if the Company’s stock price increases. Grants of stock options generally are based on the position held by the executive and the evaluation of the executive’s past and expected future contributions to the Company’s operating results.

Chief Executive Officer Compensation

        The compensation of Mr. Stephen R. Crim, President and Chief Executive Officer of the Company, is determined pursuant to the principles noted above and specific consideration is given to Mr. Crim’s responsibilities and his contribution to the Company’s operating results. Mr. Crim’s base salary was established based on research completed by the human resources department and in the discretion of the Compensation Committee. In 2005, Mr. Crim’s annual base salary was $360,000, in accordance with a three-year employment agreement entered into with the Company in 2005. This contract provides for an annual base salary of $380,000 in 2006 and $400,000 in 2007. This contract also provides for an annual discretionary bonus, and other customary executive benefits including stock options and health insurance. Pursuant to the contract, such annual discretionary bonus is such amount as may be determined by the Board of Directors, in its discretion. No specific performance criteria or objectives are utilized in making this determination. However, Mr. Crim’s annual discretionary bonus historically has been related to the achievement of goals and objectives established by the compensation committee under the Incentive Compensation Plan. Mr. Crim received a bonus of $180,000 for the year ended December 31, 2005.

Other Executive Compensation Arrangements

        Joseph D. Scollo, Jr., Executive Vice President and Chief Operating Officer of the Company, entered into a three year employment agreement with the Company in March 2005, which provided for an annual base salary of $270,000 in 2005, $285,000 in 2006 and $300,000 in 2007, an annual discretionary bonus, and other customary executive benefits including stock options and health insurance. Such annual discretionary bonus historically has been granted pursuant to the criteria described above relating to the Incentive Compensation Plan. Mr. Scollo entered into an amendment to his employment agreement on January 1, 2006, reflecting his new position and duties as Executive Vice President and Chief Operating Officer. As part of that amendment Mr. Scollo’s annual base salary was increased to $325,000 in 2006 and 2007.

        William C. Tepe, Chief Financial Officer of the Company, entered into an employment agreement with the Company in November 2005 which will expire at the end of 2007. This agreement provides for an annual base salary of $300,000 in 2006, which may be increased pursuant to a merit increase at each annual performance evaluation, beginning April 1, 2007. Mr. Tepe is eligible to receive an annual discretionary bonus, which historically has been granted pursuant to the criteria described above relating to the Incentive Compensation Plan, and other customary executive benefits including stock options and health insurance.

                                                     Lawrence I. Geneen, Chairman
                                                     Frank P. Lackner
                                                     William O. Mauldin

        The information contained in the Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

AUDIT COMMITTEE REPORT

        The audit committee of the Company’s Board of Directors is composed of independent directors and operates under a written charter adopted by the Board of Directors. The charter is reviewed, as needed, by the audit committee. Each member of the audit committee is independent as defined by the listing standards of the New York Stock Exchange, and the committee complies with other New York Stock Exchange requirements.

        Management of the Company is responsible for the Company’s internal controls and financial reporting process. The primary function of the audit committee is to assist the Board of Directors in fulfilling these responsibilities by reviewing management’s supervision of: (i) the financial reports and other financial information provided by the Company to any governmental body or the public; (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics established by management and the Board of Directors; and (iii) the Company’s auditing, accounting and financial reporting processes generally.

        The audit committee also recommends to the Board of Directors the appointment of the Company’s independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The audit committee is responsible for monitoring and overseeing these processes.

        In the performance of its functions, the audit committee has performed the duties required by its charter, including meetings and discussions with management and the independent registered public accounting firm, and has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The audit committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards Number 61, Communication with Audit Committees, which include, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements. The audit committee has also received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm such firm’s independence with respect to the Company.

        Based on the reports by, and discussions with, management and the independent registered public accounting firm, the audit committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for year ended December 31, 2005.

                                                                     William A. Robbie, Chairman
                                                                     David V. Brueggen
                                                                     Jerome D. Weaver

        The information contained in the Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Independent Registered Principal Public Accounting Firm Fees

        The following represents the fees billed to the Company for the two most recent fiscal years by BDO Seidman LLP, the Company’s independent registered principal public accountant for 2004 and 2005:

                                                2005                 2004
                                          (in thousands)       (in thousands)
             Audit Fees (1)                   $350                   $300
             Audit-Related Fees                 --                     --
             Tax Fees                           --                     --
             All Other Fees (2)                                        55
             Total                          $  350                $   355

         (1)      Include audit of consolidated financial statements, review of interim financial statements and statutory audits.
         (2)      Represents consultations in connection with Sarbanes Oxley.

        The audit committee of the Company’s Board of Directors considered the provision of non-audit services by BDO Seidman LLP and determined that the provision of such services was consistent with maintaining the independence of such independent registered principal public accounting firm. The audit committee pre-approves all audit and non-audit services provided by BDO Seidman LLP.

Change in Independent Registered Principal Public Accounting Firm

        Effective July 26, 2004 the Company dismissed KPMG as the principal accountant to audit the Company’s financial statements and engaged BDO Seidman LLP to serve as the Company’s principal independent registered principal public accountant.

        KPMG did not issue a report on the Company’s financial statements for the Company’s two most recent fiscal years. The decision to change accountants was approved by the audit committee of the Board of Directors of the Company. During the interim period from January 1, 2004 to July 26, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure that, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report. During the interim period from January 1, 2004 to July 26, 2004, the date of KPMG’s dismissal, the Company has had no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

        The Company requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of such letter is incorporated herein by reference from Exhibit 16.1 of the Form 8-K filed by the Company on August 2, 2004.

        For fiscal years 2002 and 2003 and the interim period from January 1, 2004 to July 26, 2004, the Company (or someone on behalf of the Company) had not consulted with BDO Seidman LLP in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that BDO Seidman LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either disagreement or a reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

PERFORMANCE GRAPH

        The following performance graph compares the total shareholder return on the Company’s common shares with the Standard & Poor’s 500 Index, and a peer group index for $500 to $1 billion asset-size insurance companies, assuming an investment of $100 on December 31, 2000. The comparison in the performance graph is based on historical data and is not intended to forecast future performance of the Company’s common shares. The source of the performance graph is SNL Securities, Charlottesville, Virginia.

American Safety Insurance Holdings, Ltd.
S&P 500
SNL $500M-$1B Insurance Asset-Size Index
DOLLARS
300
250
200
150
100
50
0
2000
2001
2002
2003
2004
2005

	2000	2001	2002	2003	2004	2005
American Safety Insurance Holdings, Ltd.	100	145	122	227	282	289
S&P 500	100	88	69	88	98	103
SNL $500M-$1B Insurance Asset-Size Index	100	105	114	158	192	174

PRINCIPAL SHAREHOLDERS

        The following table sets forth certain information regarding the common shares of the Company owned as of April 17, 2006 (i) by each of the Company’s directors, (ii) by each of the Company’s Named Executive Officers identified in the Summary Compensation Table above, (iii) by each person who beneficially owns more than 5% of the common shares and (iv) by all directors and executive officers of the Company as a group. Except as otherwise indicated, each person listed below has sole voting and investment power with respect to such common shares.

        Shares beneficially owned include shares that may be acquired pursuant to the exercise of outstanding stock options that are exercisable within 60 days of the record date, April 17, 2006.

                                                                          Shares that May be
                                                         Number of       Acquired Within          Percentage
             Name of Beneficial Owner                  Common Shares         60 Days               Ownership
Thomas W. Mueller (1)                                   329,392                                    4.83%
David V. Brueggen (2)                                   294,221                                     4.32
William O. Mauldin, Jr. (3)                             235,775                                     3.46
Cody W. Birdwell (4)                                    203,601                                     2.99
Jerome D. Weaver                                         4,869                                        *
Lawrence I. Geneen                                       2,792                                        *
Frank L. Lackner                                         3,542                                        *
William A. Robbie                                        3,521                                        *
Stephen R. Crim (5)                                     84,914               127,000                3.05
Joseph D. Scollo, Jr.                                    2,005                58,000                  *
Steven B. Mathis                                         1,250                43,000                  *
William C. Tepe                                            0                    0                     0
Frederick C. Treadway (6)                               834,716              232,000               15.13
Walsh R.E., Ltd.(7)                                     475,889                                     6.98
Royce and Associates (8)                                422,000                                     6.19
Goldman Capital Management (9)                          363,200                                     5.33
All directors  and  executive  officers as a group
(12 persons)                                          1,165,882             228,000               19.78%

*Less than 1%

  (1)   Includes Common Shares held of record by The Mark C. Mueller Trust for which Mr. Thomas W. Mueller is the sole trustee. Mark C. Mueller is a brother of Thomas W. Mueller. Includes 160,000 Common Shares held of record by The Thomas W. Mueller Trust for which Mark C. Mueller is the sole trustee.
  (2)   Includes 291,218 Common Shares held of record by Vertecs Corporation, of which Mr. Brueggen is the
        Chief Financial Officer.
  (3)   Includes 226,074 Common Shares held of record by A.R.I. Incorporated.  Mr. Mauldin and his wife are the sole owners of A.R.I. Incorporated.
  (4)   Includes 98,250 Common Shares of record held by The Cody Birdwell Family Limited Partnership, over which Mr. Birdwell has sole voting power with respect to the Common Shares.
  (5)   Includes 83,340 Common Shares owned by his spouse and 144 Common Shares held of record as custodian for a child.

  (6)   Includes 644,027 Common Shares held of record by Treadway Associates, L.P., a limited partnership owned by Mr. Treadway and his children.  Mr. Treadway's address is 9406 Promontory Circle,
        Indianapolis, Indiana 46236.
  (7)   Its address is 588 Washburn Road, Tallmadge, Ohio 44278 according to a Schedule 13(D) as filed with the SEC.
  (8)   Its address is 1414 Avenue of the Americas, New York, New York 10019 according to a Schedule 13(D) as filed with the SEC.
  (9)   Its address is 220 East 42nd Street, New York, New York, 10017 according to Schedule 13(D) as filed with the SEC.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own 10% or more of the registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. SEC regulations require that such directors, officers and 10% or more shareholders furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company all directors, officers or 10% shareholders complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Messrs.        Brueggen, Crim, Mauldin and Mueller, members of the Company’s Board of Directors, are also directors of American Safety Risk Retention Group, Inc., a non-subsidiary affiliate, which is managed by American Safety Insurance Services, Inc., the Company’s principal U.S. program development, underwriting and administrative services subsidiary, on a fee-for-service basis. This entity is consolidated with the Company for accounting purposes but, for purposes of independence analysis, is considered an affiliate of the Company. American Safety Risk Retention Group, Inc. is a stock captive insurance company licensed in Vermont and is authorized to write liability insurance in all 50 states as a result of the federal Risk Retention Act. The directors of American Safety Risk Retention Group, Inc. are elected annually by its shareholder/insureds.

        Mark Mueller, the brother of Mr. Mueller, a member of the Company’s Board of Directors, serves as an advisory director of the Company.

        American Safety Insurance Services, Inc., the Company’s principal U.S. program development, underwriting and administrative services subsidiary, leases approximately 25,000 square feet of office space in Atlanta, Georgia from a company that is owned by Messrs. Crim, Mathis, Mueller and Scollo, all of whom are officers or directors of the Company. The lease, which expires August 31, 2007, provides for a base annual rent and a five year option to extend (with a 4% annual increase during such extension). American Safety Insurance Services, Inc. paid rent to the landlord of $533,093 in 2005. The Company believes that the terms of this lease are at least as favorable as the terms that the subsidiary could obtain from an unrelated third party.

SHAREHOLDER PROPOSALS

        Any shareholder proposal intended for inclusion in the Company’s Proxy Statement for the 2007 Annual General Meeting of Shareholders must be received at the offices of the Company, 44 Church Street, P.O. Box HM 2064, Hamilton HM HX, Bermuda, not later than December 29, 2006. Any shareholder proposals received after this date will be considered untimely.

OTHER MATTERS

        At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual General Meeting other than the Proposals referred to herein. If other matters are properly presented for action at the Annual General Meeting, it is intended that the persons named as proxies will vote or refrain from voting in accordance with their best judgment on such matters.

        The Company will provide to any shareholder, without charge, upon written request, a copy of the Annual Report on Form 10-K for fiscal year ended December 31, 2005, as filed with the SEC. Such request should be addressed to the offices of the Company, 44 Church Street, P.O. Box HM 2064, Hamilton HM HX, Bermuda, Attention: Investor Relations.

HOUSEHOLDING

        As permitted under the Exchange Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of this proxy statement.

        The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, 44 Church Street, P.O. Box HM 2065, Hamilton HM HX, Bermuda. Shareholders residing at the same address and currently receiving only one copy of the proxy statement may contact the Company at the address above to request multiple copies of the proxy statement in the future. Shareholders residing at the same address and currently receiving multiple copies of the proxy statement may contact the Company at the address above to request that only a single copy of the proxy statement by mailed in the future.

ANNUAL REPORT

        A copy of the Company’s 2005 Annual Report is being mailed to each shareholder together with this Proxy Statement.

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                                                                                            Pittsburgh, PA. 15230.

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                                          Proxy card must be signed and dated below.
                                   ~/ Please fold and detach card at perforation before mailing.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints David V. Brueggen and Stephen R. Crim, each or any one of them, with full power of substitution as Proxies to represent and to vote, as designated below, all the common shares of American Safety Insurance Holdings, Ltd. (the “Company”) held of record by the undersigned on April 17, 2006, at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on June 19, 2006, or any adjournments thereof.

                                                                                Dated:  ,2006

                                                                                Signature

                                                                                Signature if held jointly
                                                                                Please sign exactly as name  appears to the left.  When
                                                                                shares are held by joint  tenants,  both  should  sign.
                                                                                When  signing  as  attorney,  executor,  administrator,
                                                                                trustee or  guardian,  please  give full title as such.
                                                                                If a  corporation,  please sign in full  corporate name
                                                                                by  president  or  other  authorized   officer.   If  a
                                                                                partnership,   please  sign  in  partnership   name  by
                                                                                authorized person.

                                                        YOUR VOTE IS IMPORTANT

           If you do not vote by telephone  or Internet,  please sign and date this proxy card and return it promptly in the enclosed  postage-paid  envelope,  or otherwise to Corporate Election  Services,  P.O. Box 3230,  Pittsburgh,  PA
           15230,  so your shares may be  represented  at the Annual  Meeting.  If you vote by telephone or Internet,  it is not necessary to return this proxy card.

                                  Proxy card must be signed and dated on the reverse side.
                                  Please fold and detach card at perforation before mailing.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.                                                                                          PROXY
In their  discretion,  the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.  This
Proxy  revokes  all prior  proxies  with  respect to the Annual  Meeting and may be revoked  prior to its  exercise.  Unless  otherwise specified,  this Proxy will be Voted For each of the  Proposals  and in the  discretion  of the  persons  named as Proxies on any other matters which may properly come before the Annual Meeting or any adjournments thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

PROPOSAL 1.       Election of Directors to serve as directors until the 2009 Annual Meeting.
                  (1)  Cody W. Birdwell     (2)  Frank D. Lackner        (3)  Thomas W. Mueller         (4)  Steven L. Groot
                           |_| FOR ALL NOMINEES                                 |_| WITHHOLD AUTHORITY
                               (except as marked to the contrary below)             to vote for all nominees

                           INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write that nominee's name in the follow space provided:

PROPOSAL 2.       To ratify the Audit Committee's reappointment of BDO Seidman, LLP as the Company's independent public accountants for the year ending December 31, 2006.

                           |_| FOR                 |_| AGAINST                  |_| ABSTAIN